================================================================================

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           -------------------------


                                    FORM 8-K


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported): February 24, 2004




                      UNIVERSAL SECURITY INSTRUMENTS, INC.

             (Exact name of registrant as specified in its charter)


Maryland                                0-7885                   52-0898545
(State or Other Jurisdiction   (Commission File Number)         (IRS Employer
of Incorporation)                                            Identification No.)


               7-A Gwynns Mill Court, Owings Mills, Maryland 21117
                    (Address of Principal Executive Offices)


Registrant's telephone number, including area code: (410) 363-3000


                                  Inapplicable
          (Former Name or Former Address if Changed Since Last Report)

                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 5.  Other Events and Required FD Disclosure.

          Reference is made to the press release issued by the Registrant on February 24, 2004, the text of which is attached hereto as Exhibit 99.1.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits

The following exhibits are filed herewith:

Exhibit No.
-----------
99.1     Press Release dated February 24, 2004

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        UNIVERSAL SECURITY INSTRUMENTS, INC.
                                        (Registrant)


Date: February 24, 2004                 By:     /s/ Harvey B. Grossblatt
                                           -------------------------------------
                                           Harvey B. Grossblatt
                                           Chief Executive Officer

                                                                    Exhibit 99.1

                                                           For Immediate Release
                                          Contact:  Harvey Grossblatt, President
                                            Universal Security Instruments, Inc.
                                                          410-363-3000, Ext. 224
                                                                              or
                                                          Don Hunt, Jeff Lambert
                                             Lambert, Edwards & Associates, Inc.
                                                                    616-233-0500

       Universal Security Instruments, Inc. To Resume Shipping GFCI Units Product Supplier Secures New Underwriters Laboratories (UL) Listing


Owings Mills, MD - February 24, 2003 - Universal Security Instruments, Inc. (AMEX: UUU) today announced it expects to resume shipments of ground fault circuit interrupter (GFCI) units in April 2004.

As previously announced, Underwriters Laboratories (UL) had identified potential problems with GFCI units which were manufactured for the Company by Shanghai Meihao Electric, Inc. The Company also reported that the U.S. Consumer Product Safety Commission (CPSC) reviewed UL's concerns and test results of the GFCI units and closed its inquiry into the Company's GFCI units without recommending a recall. The Company voluntarily stopped sales in August following the concerns announced by UL. As reported earlier, the Company's results of operations for the period ended December 31, 2003 reflect the voluntary hold on GFCI sales.

UL has advised that it is satisfied that the previously identified potential problems are resolved and has now approved Shanghai Meihao GFCI units for listing and sale. Universal expects to resume GFCI sales during April/May 2004.

Steve Knepper, chairman of the board and chief executive officer of Universal Security Instruments, said "Universal is pleased to be able to resume sales of GFCI units to give our customers a high quality, lower cost alternative."


UNIVERSAL SECURITY INSTRUMENTS, INC. (www.universalsecurity.com), founded in 1969, is a worldwide marketer of safety and security products directly and through its 50%-owned Hong Kong joint venture.

               -------------------------------------------------

Statements contained in this press release that are not historical facts are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Although UNIVERSAL SECURITY INSTRUMENTS, INC. believes that the expectations reflected in such forward-looking statements are reasonable; the forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those projections.